Exhibit 99.1

DIODES®

INCORPORATED

Investor Relations Presentation

Plano, TX

May 22, 2012

Safe Harbor Statement

Any statements set forth herein that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements regarding Diodes’ 2Q 2012 Business Outlook, including revenue to range between $155 million to $164 million, or up 7 percent to 13 percent sequentially; margin to be 26 percent, plus or minus 2 percent; operating expense, (without consideration of any gain on sale of assets,) are expected to remain approximately flat with first quarter on a percent of revenue basis; income tax rate to range between 7 and 13 percent; and shares used to calculate GAAP EPS for the second quarter are anticipated to be approximately 47.2 million.

Potential risks and uncertainties include, but are not limited to, such factors as Diodes’ business and growth strategy; the introduction and market reception to new product announcements; fluctuations in product demand and supply; prospects for the global economy; continued introduction of new products; Diodes’ ability to maintain customer and vendor relationships; technological advancements; impact of competitive products and pricing; growth in targeted markets; successful integration of acquired companies and/or assets; Diodes’ ability to successfully make additional acquisitions; risks of domestic and foreign operations, including excessive operation costs, labor shortages and joint venture prospects; unfavorable currency exchange rates; availability of tax credits; Diodes’ ability to maintain its current growth strategy or continue to maintain its current performance and loadings in manufacturing facilities; our future guidance may be incorrect; the global economic weakness may be more severe or last longer than Diodes currently anticipate; and other information detailed from time to time in filings with the United States Securities and Exchange Commission.

This presentation also contains non-GAAP measures. See the Company’s press release on May 8, 2012 titled, “Diodes Incorporated Reports First Quarter 2012 Financial Results” for detailed information related to the Company’s non-GAAP measures and a reconciliation of GAAP net income (loss) to non-GAAP net income (loss).

DIODES®

INCORPORATED

Management Representative

Dr. Keh-Shew Lu

President and CEO

President and CEO Since 2005

Director – Diodes 10 years

Texas Instruments 27 years

Experience:

Senior Vice President of TI Worldwide Analog and Logic

Senior Vice President of TI Worldwide Memory

President of Texas Instruments – Asia

Education:

Master’s Degree and Doctorate in Electrical Engineering

Texas Tech University

Bachelor’s Degree in Engineering National Cheng Kung University – Taiwan

DIODES®

INCORPORATED

Company Representative

Laura Mehrl

Director of Investor Relations

Since May 2010

Experience:

Director of Investor Relations, Diodes Incorporated, Plano, Texas

Senior Business Development Manager, STMicroelectronics, Carrollton, Texas

Sales Director for Analog Devices Inc., Shanghai, China

Product Marketing Manager at Texas Instruments (TI), Dallas, Texas

Senior Engineer at Lattice Semiconductor Inc., Hillsboro, Oregon

Wafer fab design engineer and product engineer at TI, Lubbock, Texas

Education:

MBA with concentration in International Marketing, Texas Tech University

BS in Electrical and Computer Engineering, University of Iowa

DIODES®

INCORPORATED

About Diodes Incorporated

A leading global manufacturer and supplier of high-quality application specific, standard products within the broad discrete, logic and analog markets, serving the computing, consumer, industrial, communications and automotive segments.

DIODES®

INCORPORATED

Business Objective

To consistently achieve above-market profitable growth, utilizing our innovative and cost-effective packaging technology, suited for high volume, high growth markets by leveraging process expertise and design excellence to deliver high quality semiconductor products.

DIODES®

INCORPORATED

Significant Market Opportunity

2011 Total Semiconductor Market ($300 bn)

Opto

Discrete

Diodes’ SAM: $10 - $12 bn

Diodes’ SAM: $3 - $5 bn

Std Logic

Diodes’ SAM: $14 - $16 bn

Analog

Micro/Special

Memory

$23 bn

$21 bn

$19 bn

$42 bn

$61 bn

$134 bn

DIODES®

INCORPORATED

Diodes Growth Strategy

Many Paths for Growth:

Product portfolio

Product arena

Product line expansion

Performance enhancement

Application space

Targeted end equipments

Broad customer base

Increased product coverage

Packaging breadth

Broad packaging portfolio Increased power density Small form factor

Application Space Packaging Capacity & Capability

Customer Base

Power Density

End Equipment Content

Miniaturization

Product Performance

Product Breadth

Product Portfolio

DIODES®

INCORPORATED

Product Portfolio Progression

Discrete

Diodes

MOSFETs

Rectifiers

Transistors

Protection Devices

Analog

Power Management

Power Switches

Standard Linear

Sensors

LED Drivers

Logic

Low Voltage CMOS

High Speed CMOS

Advanced Ultra-Low

Power CMOS 2006 2010

ANALOG

LOGIC

DISCRETE

DIODES®

INCORPORATED

Performance Enhancement

SKY Rectifiers SBR® (Super Barrier Rectifiers) (Vb < 400v) DIODESTARTM Rectifiers

(Vb > 600v)

MOSFETs DIOFETTM (Low RDS(on), Vb < 100V) DIODESTARTM MOSFETs

(Ultra low RDS(on), Vb > 600V)

Bipolar LDO CMOS LDO Low Noise LDO

(Low power)

DC-DC DC-DC DC-DC

(Asynchronous) (Asynchronous, high current) (Synchronous, with low & high current)

Diodes’ product upgrade has expanded our SAM.

DIODES®

INCORPORATED

Efficiency, Functionality and Control for Smart Phones

LCD Backlighting

LED Drivers Boost Converters Schottky Diodes

LED Flash Module

Camera Flash Drivers ZXMN series MOSFETs

LCD / OLED Display Bias

LCD Bias ICs OLED Bias ICs Schottky Diodes

Battery Power Management

USB Power Switches

Current Monitors Charger ICs

Low-Saturation Bipolar Transistors ZXMP series MOSFETs

GPS Antenna Detection

Current Monitors

RF Power Amplifier

Low Dropout Regulators

System Voltage Conversion

Low Dropout Regulators DC-DC Converters Schottky Diodes

Low-Saturation Bipolar Transistors

Flip / Slide Detection

Hall Effect Sensors Hall Effect Drivers

Keypad Backlighting

LED Drivers Boost Converters

Schottky Diodes

DIODES®

INCORPORATED

Strong Relationships Drive LCD/LED TV Product Roadmaps

LCD Display Buffer

40V High-gain BJT

System Power Conversion

Low Dropout Regulators DC-DC Converters Voltage References

Synchronous MOSFET Controllers 40V/100V SBR and Schottkys Bridge Rectifier Diodes

LCD LED Backlighting

Current Monitors

400V High-gain NPN BJT 60V/100V High-gain NPN BJT 60V/100V N-channel MOSFETS

CCFL Backlighting

30V Low On-resistance MOSFETs

Antenna Tuner

DC-DC Converters

40V Schottkys

System Interface

USB Power Switches Zener and TVS Arrays

System Power Management

Buck DC-DC Converters Low Dropout Regulators

20V/30V/40V SBR® and Schottkys 30V P-Channel MOSFETs 30V Low-saturation PNP BJT

Audio Amplifier

Buck DC-DC Converters Schottky Diodes SBR

DIODES

INCORPORATED®

Product Breadth and Performance for Computing Platforms

LCD / LED Backlighting

LED Drivers

Boost Converters Schottky Diodes

System Voltage Conversion

Low Dropout Regulators DC-DC Converters Schottky Diodes Low-Saturation BJT

Battery Power Management

Current Monitors Load Switches Low-Saturation BJT ZXMP series MOSFETs

Open / Close Detection

Hall Effect Sensors Hall Effect Drivers

Audio Amplifier

Buck DC-DC Converters Schottky Diodes Super Barrier Rectifiers

Wireless Connectivity

DC-DC Converters

Low Dropout Regulators

System Power Management

Buck DC-DC Converters Low Dropout Regulators Super Barrier Rectifiers Schottky Diodes P-Channel MOSFETs Low-Saturation BJT

System Interface

USB Power Switches Zener and TVS Arrays

DIODES

INCORPORATED®

Packaging Focus: Miniaturization and Power Efficiency

DFN0603-2

DFN1006-2

0.3mm DFN

0.4mm DFN

QFN 3~16 pin

SOD123/323

SOD-323F

SOT23F

SOD323F

SOT23/523 SC59

SOT143/SC82

SOT25/353

SOT26/363

SOT666

SOT953/963

TSOT23-3/5/6

TSSOP8

SOIC-8/14

MSOP8/10

QSOP16/20L

SOT89

SIP-3/4

SOT223

TO220/263/ ITO220S

TO252

PD-123/323

PM-III

PD-5 Power DI 5060

WL-CSP

SOLAR PowerDI-5SP

Power DI 3333

TSSOP14/16

DFN0806-3

Power DI 3030

Non-expose Pad

DFN1114-3 Pyramid Stack

DFN5060-4 Bridge

ITO220AC-S

Power DI 4040 Stack, Clip

E-CSP

Flip chip/Wafer Mold

DIODES

INCORPORATED®

Packaging Focus: Miniaturization and Power Efficiency

Miniaturization

DFN 0603-2 Possibly the smallest Discrete semiconductor package.

Power Efficiency

Compared to a TO252, the PowerDI®5 package delivers twice the power density from a 55% smaller footprint.

0,62 mm

0,30 mm 0,32 mm

DIODES

INCORPORATED®

PowerDI®5

TO252

DIODES

INCORPORATED®

Efficient Manufacturing + Superior Processes

Packaging

Shanghai-based packaging with capacity approximately 28 billion units

Flexible and optimized manufacturing process = low packaging cost

Additional packaging facilities in Neuhaus, Germany and JV in Chengdu, China

Wafer Fabs

Bipolar process technology for discrete and ICs

High volume 5” and 6” wafer fab in Kansas City, Missouri for discretes

6” Wafer fab in Oldham, United Kingdom

Strong engineering capabilities

Economies of Scale: Production Units in Shanghai (bn)

30 28 26 24 22 20 18 16 14 12 10 8 6 4 2 0

Capex Model = 10% - 12% of Revenue

1.3bn 2.1bn 3.4bn 5.4bn 8.2bn 11.8bn 15.4bn 16.7bn 20.3bn 16.0bn 23.2bn 27.8bn 25.3bn

2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011

DIODES

INCORPORATED®

Collaborative Customer Relationships

OSRAM Hisense tyco Quanta SHINKO BOSE LAB126 DELPHI FUNAI

Huawei Technologies SAGEM Apple RADIANCE ECHOSTAR intel QUALCOMM LITEON wistron

MOTOROLA SHARP EMC power CBC SAMSUNG SIEMENS AMD Schneider Electric DELTA

NOVATEL WIRELESS Microsoft LG Electronics DELL NVIDIA PHILIPS HELLA FLEXTRONICS ZTE

Panasonic Roche BOSCH BOSCH CMO Haier CELESTICA CISCO SYSTEM AMTRAN EMERSON Pace LEXMARK

Continental BROADCOM. AUO BRAUN HARMAN Honeywell HTC Inventec RIM

COMPAL ELECTRONICS, INC. MURATA Innovator in Electronics GE Hon Hai technicolor Jabil CIRCUIT Skyworth CREE SANMINA

DIODES INCORPORATED®

Outperforming the Industry

Annual Revenue Growth Rates

70% 60% 50% 40% 30% 20% 10% 0% -10% -20%

2003 to 2011 Growth Diodes Inc.: 21 % SAM Industry: 4.4%

18.2% 8.1% 35.60% 18.1% 15.6% -3.3% 59.9% 13.5% 16.9% -0.5% 8.0% -1.3% 4.0% -12.2% 41.1% 34.4% 3.6% -6.2%

2003 2004 2005 2006 2007 2008 2009 2010 2011

DIODES INCORPORATEDTM

Industry (Discrete + Analog)

*Acquisition Years

DIODES INCORPORATED®

Revenue Growth

( In millions )

700 600 500 400 300 200 100 0

2003 - 2011 (CAGR: 21%)

137186215343401433434613+41%635+3.6%

2003 2004 2005 2006 2007 2008 2009 2010 2011

DIODES INCORPORATED®

Revenue Profile – 1Q2012

By Channel

Distribution 48% 52% OEM/EMS

By Region

Asia Pacific 77%

Europe 12%

North America 11%

By Segment

Consumer 34%

Communications 16%

Computing 26%

Industrial 20%

Automotive 4%

DIODES INCORPORATED®

First Quarter 2012 Financial Performance

(In millions $ except per share) 1Q11 4Q11 Y/Y Q/Q

1Q12

Revenue $161.6 $143.3 $144.7 ($16.9) $1.4

Revenue Growth (10.5%) 1.0%

Gross Profit $57.4 $35.5 $33.7 ($23.7) ($1.8) Gross Margin % 35.5% 24.8% 23.3% (1220bp) (150bp) Operating Profit $28.3 $5.0 $5.5 ($22.8) $0.5

Net Income $19.7 $3.1 $4.9 ($14.8) $1.8 Earning per Share (Diluted) $0.42 $0.07 $0.10 ($0.32) $0.03 Cash Flow from Operations $15.7 ($3.0) $13.4 ($2.3) $16.4 EBITDA(Non-GAAP) $41.1 $19.7 $21.2 ($19.9) $1.5

DIODES INCORPORATED®

DIODES INCORPORATED®

Thank you

Smart Money

THE WALL STREET JOURNAL

20TH ANNIVERSARY ISSUE

Diodes was named one of the 10 Best Stocks of the Past 20 Years – March 2012

Company Contact:

Diodes Incorporated Laura Mehrl

Director of Investor Relations P: 972-987-3959 E: laura_mehrl@diodes.com

Investor Relations Contact:

Shelton Group Leanne K. Sievers

EVP, Investor Relations

P: 949-224-3874 E: lsievers@diodes.com

www.diodes.com